UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street

Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

803 W. Michigan Street

Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2012

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ANNUAL REPORT

May 31, 2012

www.JubakFund.com

Jubak Global Equity Fund

a series of the Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance and Summary	5
Schedule of Investments	6
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Supplemental Information	24
Expense Example	26

This report and the financial statements contained herein are provided for the general information of the shareholders of the Jubak Global Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

Dear Shareholder:

You know the expression “Throw out the baby with the bathwater”?

It’s a perfect description of the stock market over the last year. And its continued opportunities and challenges.

In the fund’s last fiscal year stretching from June 2011 until the end of May 2012, global stock markets have rallied on a massive 1.2 trillion euro offering of loans from the European Central Bank to European banks. And stocks have plunged when rising yields on Spanish and Italian government debt proved that even this ocean of cash wasn’t enough to end the euro debt crisis.

Stocks have rallied as the recovery in the U.S. economy looked like it was finally going to hit cruising speed and then gave back all those gains and more when for the second year in a row growth in the U.S. economy stalled in late spring.

Stocks moved up as it looked like China and Brazil had managed to beat back inflation without stalling their economies. And then saw those gains—and more—wiped out when those emerging economy locomotives for the global economy showed signs of growth falling farther than expected.

And those were only the big moves on major macroeconomic tends. Volatility ruled the markets even on shorter time spans. In July and August of 2011, for example, I counted four moves of 7% or more. From July 6 to August 10, the U.S. Standard & Poor’s 500 stock index was down 16.3%. From August 10 to August 15 the S&P 500 was up 7.4%. Then from August 15 to August 19 it was down again—by 7.1%. And then, from August 19 through August 30 the index climbed 9.4%.

During both the longer and shorter moves, the stock market hasn’t much cared whether a stock represented a struggling auto supplier or a dominant supplier of interiors to China’s fast growing auto industry such as Johnson Controls. When the market swung toward fear, everything went down. If the fear became strong enough, the strongest stocks still standing often fell the hardest as investors looking to raise cash sold stocks that were still worth something.

When the market swung toward hope and then continued toward euphoria, of course, the stocks that I considered to be good, such as Apple or Brazilian private education provider Kroton Educacional or China’s noodle king Tingyi, climbed. But the broken down and the beaten up often climbed faster and farther (at least till the next swing of the pendulum.)

A market like this presents a steady supply of what I believe to be great stocks that are temporarily thrown out with the bathwater by investors panicked by the macroeconomic trend of the day. During the last year the fund has been able to pick up shares at temporary lows of what I consider great companies such as Lan Airlines, the dominant carrier in Latin America; Freeport McMoRan Copper & Gold; Banco Davivienda, a Columbian bank that is using the troubles of its European competitors to expand toward Miami; and China’s Ping An Insurance.

Jubak Asset Management, LLC, 9 W 57th Street, 26th Floor, New York, NY 10019 www.jubakam.com

1

A market like this has also made it hard to hold onto even what I believe are great companies purchased at bargain prices. For example, Brazil’s Natura Cosmeticos, the largest cosmetics company in Latin America, traded at 39.34 Brazilian reais on June 1, 2011, at 30.23 reais on October 4, 2011, and closed the fund’s fiscal year at year at 42.41 reais on May 31, 2012. Shares of Baidu, China’s dominant Internet search company, traded at $135.71 on May 31, 2011, at $110.29 on September 29, 2011, at $146.16 on April 11, 2012, and at $117.77 on May 31, 2012.

My goal for the fund is what it has always been—to build long-term value for shareholders. But in this market the process of building long-term value can subject shareholders to very large short-term losses.

In this market I’ve tried to follow what I call “The First Rule of Holes”: When you find yourself in one, stop digging. When market conditions have turned too risky, when markets have been too hard to read, and when stock prices have struck me as too elevated, I’ve moved to cash to the degree permitted by the fund. When the price of individual stocks has become, in my opinion, too far above fundamental values, adjusted for risk, I’ve sold—with the belief that market volatility would give me an option to re-buy later.

My goal in all this has been to preserve shareholder capital today because I still believe that in the long-run investing in the trends that the fund is built around—the growth of emerging markets and of the middle class in those economies, rising commodity prices as a result of that growth, and increasing demand for food and clean water to name three—will prove highly profitable—if the fund preserves enough capital to stake out big positions in those trends.

A desire to preserve capital doesn’t always translate into actual preservation of capital in the short run. The fund lost 18.56% from June 1, 2011 through May 31, 2012. But the longer-term record shows just a 5.48% loss since the inception of the fund in June 2010.

As of 6/30/2012, the 1-year and since inception annualized total returns for the Jubak Global Equity Fund were -13.28% and -3.27% respectively. The gross expense ratio is 3.02%, as of the most recent prospectus. The Fund’s inception date was June 30, 2010.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888-885-8225.

A redemption fee of 2.00% may be added if you redeem your shares within 90 days of purchase.

I’d like to say that when I look forward at the 2012/2013 fiscal year for the fund I see an end to the worry and volatility of the first two years of the fund. But I honestly don’t.

I do think global stock markets have a very good chance of producing a solid rally in the last quarter of 2012, much like the rally then produced at the end of 2011. This one will be fueled, in my opinion, by a growing conviction that China has seen the low point of its economic growth at 7% or so, and by a recovery toward 2% growth in the United States after what I’d project as a low growth rate near 1% in the second quarter of 2012.

Jubak Asset Management, LLC, 9 W 57th Street, 26th Floor, New York, NY 10019 www.jubakam.com

2

In my buying of babies thrown out with the bathwater, I’ve focused on building positions in stocks that I believe will move up strongly on those trends. That has meant buying consumer and consumer financial stocks in China, consumer stocks in Brazil, and infrastructure stocks in Australia. The fund has either opened or added to positions in companies such as Yum! Brands and Tencent in China, Localiza Rent a Car in Brazil, and Bradken in Australia. In the United States I’ve focused on companies that can make other companies more profitable, such as restaurant equipment maker Middleby, and oil and gas service company Schlumberger.

Beyond January 2013, however, I worry that the continuing budget crisis in the world’s developed economies will expand to the United States and will act as a significant drag on the global economy. I’d expect that would create a market environment that would resemble the highly volatile market of 2011 and 2012 and where making a profit for fund shareholders would continue to present a challenge.

How do I plan to meet that challenge?

By using the volatility in the market to build up my positions in higher yielding dividend paying stocks, especially those that pay their dividends in currencies other than the challenged dollar and euro. In the funds 2011-2012 fiscal year I’ve been able to use market volatility to buy yields of better than 6% (at the time of purchase) in what I deem to be strong currency stocks such as Norway’s Statoil and SeaDrill, in Australia’s Bradken and Westpac Banking, in Singapore’s SIA Engineering and Keppel Land, and in commodity stocks (where the price of the commodity provides a hedge against a declining dollar) such as Freeport McMoRan Copper and Gold.

I will continue to buy what I believe to be the best of global breed whenever the market gives me an opportunity to exploit market fears. Examples of stocks that fit this description that I’ve been able to add in the fund’s last fiscal year include Nestle, Goldcorp, Turkish beer company Anadolu Efes, and the Japanese parent of Seven Eleven stores everywhere, Seven & I.

As hard as it is, I will also continue to sell some of these stocks that I consider to be great even if acquired at bargain prices when the market swings toward euphoria and prices rise beyond where I can justify them on the fundamentals. In the fund’s last fiscal year I sold stocks that I favor for the long-term such as Coach, Cummins, and Joy Global, for example. I hope that I will be able to use the market’s continued volatility to buy back these positions at lower prices.

This isn’t how I would prefer to invest, but I believe you have to take what the market gives you. When you have lemons, you make lemonade.

The buys and sells of stocks such as Coach, Cummins, and Joy Global are designed to take advantage of very long swings in the market. I’d expect to be in and out of these positions in time periods measured in quarters or years.

Jubak Asset Management, LLC, 9 W 57th Street, 26th Floor, New York, NY 10019 www.jubakam.com

3

But when I can I’m also taking advantage of market volatility by identifying a few stocks that are good candidates for shorter swing trades. During the fund’s fiscal 2011 to 2012 fiscal year, swing trade stocks included China’s Baidu, Brazil’s Gerdau, Mexico’s CEMEX, and Spain’s Banco Santander. Swing trade candidates have to be very carefully monitored in a market like this since a predictable trading range can quickly vanish. (That was the case, for example, for Baidu, which broke down as a trading candidate for fundamental reasons in 2012.)

I’d emphasize that these tactics for coping with the current volatile market all take place within the long-term global trends that define the stocks that I research and follow for the fund. That process—of finding powerful trends and then identifying often under-explored stocks anywhere in the world that will profit from these trends—creates the universe of candidate stocks for either long-term investing, or for long-term buying and selling on emotional swings driven by macroeconomic trends, or for strong-currency dividend bargains, or for swing trading.

It’s the fund’s knowledge of those trends and of the under-followed stocks that exemplify these trends in sometimes out of the way markets that I thought would bring add value to Jubak Global Equity Fund over time. I still believe that to be the case. Even in today’s very difficult market.

It’s likely that 2013 will bring a milestone to the fund’s global reach. Currently the fund can buy and sell in all the global stock markets where I’ve been able to find opportunities—except one. I anticipate that in 2013 I will be able to remove that exception and we will add the ability to buy and sell Indian stocks on the Mumbai market.

Thank you for investing with me and be assured that I will do my very best to make this as profitable an experience as I can for every investor in my fund.

Jim Jubak

Portfolio manager and chief investment strategist for Jubak Global Equity Fund and Jubak Asset Management

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. This Fund is also more susceptible to market volatility because small- and mid-cap company stocks tend to be sold less often and in smaller amounts than larger company stocks. Smaller companies also may not have the management experience, financial resources, product diversification and competitive strengths of larger companies.

Jubak Asset Management, LLC, 9 W 57th Street, 26th Floor, New York, NY 10019 www.jubakam.com

4

Jubak Global Equity Fund
FUND PERFORMANCE AND SUMMARY at May 31, 2012

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the MSCI ACWI IMI Index. Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI IMI (All Country World Investable Market) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It includes large, mid-cap, and small-cap segments and provides exhaustive coverage of these size segments by targeting a coverage range of close to 99% of the free float-adjusted market capitalization of each market (large, mid and small cap indices target a coverage range of about 70%, 15% and 14%, respectively, of the free float-adjusted market capitalization).

This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not possible to invest in an index.

Total Returns as of May 31, 2012

	3 Months	1 Year	Since Inception*
Jubak Global Equity Fund	-12.81%	-18.56%	-5.48%
MSCI ACWI IMI Index	-9.39%	-12.62%	8.24%

* Inception date 6/30/10.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted.

Gross and net expense ratios for the Fund are 3.02% and 1.81%, respectively, which are the amount stated in the current prospectus as of the date of this report. The contractual fee waivers are in effect through 9/30/12.

Returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

The Fund's advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

5

Jubak Global Equity Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2012

Number of Shares		Value
	Common Stocks – 89.9%
	Argentina – 1.3%
27,000	Arcos Dorados Holdings, Inc. - Class A	$365,040

	Australia – 6.1%
42,045	Bradken Ltd.	246,555
49,270	GrainCorp Ltd.	450,662
445,025	Lynas Corp. Ltd.*	448,671
11,791	Newcrest Mining Ltd.	286,221
67,918	Whitehaven Coal Ltd.	263,312
		1,695,421

	Bermuda – 1.0%
8,000	Seadrill Ltd.	267,520

	Brazil – 5.4%
13,280	CCR S.A.	101,599
10,000	Gerdau S.A. - ADR	79,500
65,500	Gol Linhas Aereas Inteligentes S.A. - ADR*	258,725
21,600	Kroton Educacional S.A.*	315,938
11,300	Localiza Rent a Car S.A.	173,071
26,450	MRV Engenharia e Participacoes S.A.	112,129
22,250	Natura Cosmeticos S.A.	472,944
1	Sul America S.A.	6
		1,513,912

	Canada – 5.2%
2,000	Agrium, Inc.	156,280
17,600	Goldcorp, Inc.	637,648
10,000	Talisman Energy, Inc.	105,533
38,000	Yamana Gold, Inc.	553,660
		1,453,121

	Chile – 2.8%
228,585	AquaChile S.A.*	150,400
1,260,765	Banco Santander Chile	90,197
3,756,715	Corpbanca	45,424
20,000	Lan Airlines S.A. - ADR	501,600
		787,621

	China – 5.2%
292,000	Evergrande Real Estate Group Ltd.*	160,267
25,800	Home Inns & Hotels Management, Inc. - ADR*	552,636
43,800	Ping An Insurance Group Co. - Class H	322,509
116,500	Sun Art Retail Group Ltd.	142,894

6

Jubak Global Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2012

Number of Shares		Value
	COMMON STOCKS (Continued)
	China (Continued)
76,000	Tingyi Cayman Islands Holding Corp.	$180,366
89,000	Want Want China Holdings Ltd.	101,940
		1,460,612

	Colombia – 1.9%
17,294	Banco Davivienda S.A.	212,674
133,230	Constructora Conconcreto S.A.	93,290
45,094	Grupo Odinsa S.A.	231,884
		537,848

	Denmark – 2.8%
3,105	Novo Nordisk A/S - Cl. B	413,080
13,350	Novozymes A/S	357,875
		770,955

	Finland – 1.2%
128,000	Nokia Corp. - ADR	341,760

	France – 3.4%
3,910	L'Oreal S.A.	439,575
3,395	LVMH Moet Hennessy Louis Vuitton S.A.	501,234
		940,809

	Hong Kong – 2.9%
57,600	AIA Group Ltd.	187,756
27,900	Dairy Farm International Holdings Ltd.	292,950
142,000	Guangdong Investment Ltd.	94,038
17,300	Hong Kong Exchanges and Clearing Ltd.	244,292
		819,036

	Ireland – 2.8%
170,300	Kenmare Resources PLC*	118,109
2,530	Paddy Power PLC	162,174
17,610	Shire PLC	496,125
		776,408

	Japan – 4.7%
9,200	Gree, Inc.	147,346
9,400	JS Group Corp.	172,261
397	Rakuten, Inc.	424,561
10,600	Seven & I Holdings Co., Ltd.	319,109
35,800	Toray Industries, Inc.	239,398
		1,302,675

7

Jubak Global Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2012

Number of Shares		Value
	COMMON STOCKS (Continued)
	Jersey – 1.7%
6,000	Randgold Resources Ltd. - ADR	$476,100

	Macau – 1.0%
76,800	Sands China Ltd.	262,216

	Mexico – 1.0%
20,000	Cemex S.A.B. de C.V. - ADR*	110,800
55,000	Industrias Bachoco S.A.B. de C.V.	91,774
102,000	Urbi Desarrollos Urbanos S.A.B. de C.V.*	87,463
		290,037

	Norway – 1.1%
13,745	Statoil ASA	309,970

	Philippines – 0.4%
169,800	Manila Water Co., Inc.	96,404

	Poland – 0.9%
1,355	Bank Zachodni WBK S.A.	87,503
1,180	KGHM Polska Miedz S.A.	42,593
1,320	Powszechny Zaklad Ubezpieczen S.A.	110,183
		240,279

	Singapore – 1.5%
50,000	Goodpack Ltd.	64,023
14,507	Keppel Corp. Ltd.	112,354
64,000	Keppel Land Ltd.	142,046
16,000	SIA Engineering Co., Ltd.	49,666
10,000	Singapore Exchange Ltd.	48,037
		416,126

	Spain – 3.7%
93,720	Banco Bilbao Vizcaya Argentaria S.A. - ADR	536,078
94,258	Banco Santander S.A. - ADR	501,453
		1,037,531

	Sweden – 1.5%
15,225	Svenska Handelsbanken A.B. - A Shares	425,449

	Switzerland – 1.8%
8,800	Nestle S.A. - ADR	500,280

	Thailand – 0.7%
516,400	Tesco Lotus Retail Growth Freehold & Leasehold Property Fund	191,530

8

Jubak Global Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2012

Number of Shares		Value
	COMMON STOCKS (Continued)
	Turkey – 1.3%
32,220	Anadolu Efes Biracilik Ve Malt Sanayii A.S.	$371,487

	United Kingdom – 3.6%
9,360	BG Group PLC	179,237
9,000	Ensco PLC - ADR	404,190
13,250	Prudential PLC	138,453
12,940	Tullow Oil PLC	283,589
		1,005,469

	United States – 23.0%
20,000	Amylin Pharmaceuticals, Inc.*	530,200
1,400	Apple, Inc.*	808,822
4,000	Bank of Marin Bancorp	142,360
11,000	Cheniere Energy, Inc.*	154,440
2,000	Digital Realty Trust, Inc. - REIT	141,540
16,500	Freeport-McMoRan Copper & Gold, Inc.	528,660
1,000	Las Vegas Sands Corp.	46,180
4,000	Lennar Corp. - Class A	109,160
2,000	McDonald's Corp.	178,680
31,000	MGM Resorts International*	335,730
1,000	Middleby Corp.*	102,270
6,500	National Oilwell Varco, Inc.	433,875
19,000	OncoGenex Pharmaceutical, Inc.*	238,640
6,000	ONEOK Partners LP	327,600
8,215	Schlumberger Ltd.	519,599
2,000	Toll Brothers, Inc.*	54,560
20,000	U.S. Bancorp	622,200
7,000	Ultra Petroleum Corp.*	129,640
10,000	Vivus, Inc.*	247,900
9,000	Western Gas Partners LP	396,810
5,000	Yum! Brands, Inc.	351,800
		6,400,666

	Total Common Stocks (Cost $28,609,387)	25,056,282

	Rights – 0.0%
645,404	Corpbanca*	100
	Total Rights (Cost $0)	100

9

Jubak Global Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2012

Number of Shares		Value
	SHORT-TERM INVESTMENTS – 11.0%
3,077,149	Fidelity Institutional Government Portfolio, 0.01%[1]	$3,077,149
	Total Short-Term Investments (Cost $3,077,149)	3,077,149

	Total Investments – 100.9% (Cost $31,686,536)	28,133,531

	Liabilities in Excess of Other Assets – (0.9)%	(255,332)

	Total Net Assets – 100.0%	$27,878,199

ADR – American Depositary Receipt

LP – Limited Partnership

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

* Non-income producing security.

1 The rate quoted is the annualized seven-day yield of the Fund at the period end.

See accompanying Notes to Financial Statements.

10

Jubak Global Equity Fund
SUMMARY OF INVESTMENTS
As of May 31, 2012

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	15.6%
Materials	14.1%
Energy	13.5%
Consumer Discretionary	13.5%
Consumer Staples	12.6%
Industrials	8.3%
Health Care	6.9%
Information Technology	4.7%
Utilities	0.7%
Total Common Stocks	89.9%
Rights	0.0%
Total Rights	0.0%
Short-Term Investments	11.0%
Total Investments	100.9%
Liabilities in Excess of Other Assets	(0.9)%
Total Net Assets	100.0%

 See accompanying Notes to Financial Statements.

11

Jubak Global Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2012

Assets:
Investments in securities, at value (cost $31,686,536)	$28,133,531
Foreign currency, at value (cost $11,102)	11,062
Receivables:
Investment securities sold	167,566
Fund shares sold	10,250
Dividends and interest	55,517
Prepaid expenses	26,154
Total assets	28,404,080

Liabilities:
Payables:
Investment securities purchased	446,799
Fund shares redeemed	14,922
Advisory fees	5,795
Distribution fees (Note 6)	6,204
Transfer agent fees and expenses	8,627
Custody fees	5,383
Fund accounting fees	9,957
Administration fees	8,103
Chief Compliance Officer fees	1,164
Trustees' fees and expenses	1,057
Accrued other expenses	17,870
Total liabilities	525,881

Net Assets	$27,878,199

Components of Net Assets:
Capital	$33,368,660
Undistributed net investment income	6,501
Accumulated net realized loss on investments and foreign currency transactions	(1,942,498)
Net unrealized depreciation on:
Investments	(3,553,005)
Foreign currency translations	(1,459)
Net Assets	$27,878,199

Number of shares issued and outstanding (par value of $0.01 per share with unlimited number of shares authorized)	3,124,581
Net asset value per share	$8.92

See accompanying Notes to Financial Statements.

12

Jubak Global Equity Fund
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $74,741)	$617,382
Interest	352
Total investment income	617,734

Expenses:
Advisory fee	386,374
Distribution fees (Note 6)	80,494
Transfer agent fees and expenses	64,588
Fund accounting fees	67,803
Custody fees	42,051
Administration fees	41,358
Registration fees	23,563
Shareholder reporting fees	25,174
Audit fees	15,043
Legal fees	9,842
Chief Compliance Officer fees	8,026
Trustees' fees and expenses	6,017
Offering costs	2,891
Miscellaneous expenses	2,145
Insurance fees	1,181

Total expenses	776,550
Advisory fees waived	(242,281)
Net expenses	534,269
Net investment income	83,465

Realized and Unrealized Loss from Investments and Foreign Currency:
Net realized loss from:
Investments	(1,888,958)
Foreign currency transactions	(69,712)
Net realized loss	(1,958,670)
Net change in unrealized appreciation/depreciation on:
Investments	(4,824,653)
Foreign currency translations	(1,215)
Net change in unrealized appreciation/depreciation	(4,825,868)
Net realized and unrealized loss on investments and foreign currency	(6,784,538)

Net Decrease in Net Assets from Operations	$(6,701,073)

See accompanying Notes to Financial Statements.

13

Jubak Global Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

		For the Period
	For the Year Ended	June 30, 2010*
	May 31, 2012	to May 31, 2011
Increase (Decrease) In Net Assets From:
Operations:
Net investment income	$83,465	$15,568
Net realized loss on investments and foreign currency transactions	(1,958,670)	(73,118)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(4,825,868)	1,271,404
Net increase (decrease) in net assets resulting from operations	(6,701,073)	1,213,854

Distributions to Shareholders:
From net investment income	(184,698)	-
From net realized gain	-	-
Total distributions to shareholders	(184,698)	-

Capital Transactions:
Net proceeds from shares sold	9,364,700	40,937,345
Reinvestment of distributions	174,256	-
Cost of shares redeemed[1]	(13,773,631)	(3,152,554)
Net increase (decrease) from capital transactions	(4,234,675)	37,784,791

Total increase (decrease) in net assets	(11,120,446)	38,998,645

Net Assets:
Beginning of period	38,998,645	-
End of period	$27,878,199	$38,998,645

Undistributed net investment income (loss)	$6,501	$(7,498)

Capital Share Transactions:
Shares sold	975,452	3,828,944
Shares reinvested	19,319	-
Shares redeemed	(1,409,377)	(289,757)
Net increase (decrease) from capital share transactions	(414,606)	3,539,187

* Commencement of operations.

1 Net of redemption fee proceeds of $10,220 and $15,277, respectively.

See accompanying Notes to Financial Statements.

14

Jubak Global Equity Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

		For the Period
	For the Year Ended	June 30, 2010* to
	May 31, 2012	May 31, 2011
Net asset value, beginning of period	$11.02	$10.00
Income from Investment Operations:
Net investment income[1]	0.03	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(2.07)	1.00
Total from investment operations	(2.04)	1.01

Less Distributions:
From net investment income	(0.06)	-
From net realized gain	-	-
Total distributions	(0.06)	-

Redemption fee proceeds	0.00 [2]	0.01

Net asset value, end of period	$8.92	$11.02

Total return	(18.56)%	10.20%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$27,878	$38,999

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.41%	2.96%[4]
After fees waived and expenses absorbed	1.66%[5]	1.75%[4,5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.49)%	(1.12)%[4]
After fees waived and expenses absorbed	0.26%	0.09%[4]
Portfolio turnover rate	140%	59%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.
[5]	Effective July 1, 2011, the Fund's advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.65% of average daily net assets of the Fund. The expense limit for the Fund, from June 30, 2010 (commencement of operations) through June 30, 2011, was 1.75%.

See accompanying Notes to Financial Statements.

15

Jubak Global Equity Fund
NOTES TO FINANCIAL STATEMENTS
May 31, 2012

Note 1 – Organization

Jubak Global Equity Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide long-term capital appreciation. The Fund commenced investment operations on June 30, 2010.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policy consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Brazilian and Mexican securities may be valued at the intraday price available at the close of the NYSE. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s net asset value per share (“NAV”) is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) may result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when the NAV is calculated.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted prior to when the Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

16

Jubak Global Equity Fund
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2012

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was signed into law on December 20, 2010. The Act makes changes to a number of the federal income and excise tax provisions impacting regulated investment companies ("RICs"), including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses. In general, the provisions of the Act will be effective for taxable years beginning after December 20, 2010, the date of enactment.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken or expected to be taken in all open tax years. This period of time is considered to be the prior three tax years, when applicable, and the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended May 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

17

Jubak Global Equity Fund
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2012

(e) Distributions to Shareholders

The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Jubak Asset Management, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.20% of the Fund’s average daily net assets. Effective July 1, 2011, the Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excludes taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.65% of average daily net assets of the Fund.

For the year ended May 31, 2012, the Advisor waived $242,281 of its advisory fees. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below any current expense limit and the expense limit in place at the time the expenses were incurred. At May 31, 2012, the amount of these potentially recoverable expenses was $453,704. The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred. The Advisor may recapture a portion of the following amounts no later than May 31 of the years stated below:

2014:	$211,423
2015:	242,281

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMBFS also serves as the Fund’s transfer agent and UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended May 31, 2012, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended May 31, 2012, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At May 31, 2012, gross unrealized appreciation and depreciation of investments and foreign currency owned by the Fund, based on cost for federal income tax purposes were as follows:

18

Jubak Global Equity Fund
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2012

Cost of investments	$31,804,121

Gross unrealized appreciation	$808,021
Gross unrealized depreciation	(4,478,611)
Unrealized depreciation on foreign currency	(1,458)
Net unrealized depreciation on investments and foreign currency translations	$(3,672,048)

The difference between cost amounts for financial statement and federal income tax purposes is due to primarily to wash sale deferrals and passive foreign investment companies (“PFICs”).

Accounting principals generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2012, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment loss and accumulated realized gains as follows:

Increase (Decrease)
	Undistributed Net	Accumulated
Paid in Capital	Investment Income	Realized Gains
$(164,854)	$115,232	$49,622

As of May 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-

Accumulated capital and other losses	(1,818,413)
Net unrealized depreciation	(3,672,048)
Total accumulated earnings	$(5,490,461)

As of May 31, 2012 the Fund had a short-term capital loss carryover of $983,151 which expires in 2020.

Losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first day of the Fund's next taxable year. As of May 31, 2012 the Fund had $835,758 of post-October capital losses which are deferred until June 1, 2012 for tax purposes.

Note 5 - Investment Transactions

For the year ended May 31, 2012, purchases and sales of investments, excluding short-term investments, were $40,433,446 and $41,644,438, respectively.

Note 6 - Distribution Plan

 The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to the Advisor as the distribution coordinator.

19

Jubak Global Equity Fund
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2012

For the year ended May 31, 2012, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2012, in valuing the Fund’s assets carried at fair value:

20

Jubak Global Equity Fund
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2012

	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks
Consumer Discretionary	$3,772,038	$-	$-	$3,772,038
Consumer Staples	3,514,381	-	-	3,514,381
Energy	3,775,315	-	-	3,775,315
Financials	4,304,533	-	-	4,304,533
Health Care	1,925,945	-	-	1,925,945
Industrials	2,257,695	93,290	-	2,350,985
Information Technology	1,297,928	-	-	1,297,928
Materials	3,924,715	-	-	3,924,715
Utilities	190,442	-	-	190,442
Rights	100	-	-	100
Short-Term Investments	3,077,149	-	-	3,077,149
Total Investments	$28,040,241	$93,290	$-	$28,133,531

*In accordance with procedures established by, and under the general supervision of, the Fund’s Board of Trustees, the values of certain equity securities listed or traded on foreign security exchanges may be adjusted due to changes in the value of U.S.-traded securities.

**The Fund did not hold any 3 securities at period end.

There were no transfers between Levels at period end.

Note 9 – Derivative and Hedging Disclosure

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The Fund’s policies permit the Fund to enter into forward contracts principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations. Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract. The forward contracts were bought or sold to protect the Fund, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Fund of entering into forward contracts include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$). As a result, the relative strength of the US$ may be an important factor in the performance of the Fund. For the year ended May 31, 2012, the Fund did not enter into any forward contracts.

21

Jubak Global Equity Fund
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2012

Note 10 – Recently Issued Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU 2011-04 may have on the Fund’s financial statements.

In December 2011, FASB issued ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Note 11 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred subsequent to the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of the Jubak Global Equity Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of May 31, 2012, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period June 30, 2010 (commencement of operations) to May 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jubak Global Equity Fund as of May 31, 2012, and the results of its operations for the year then ended, the statements of changes in its net assets and its financial highlights for the year then ended and for the period June 30, 2010 to May 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

July 25, 2012

23

Jubak Global Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Fund designates $693,956 of income derived from foreign sources and $69,712 of foreign taxes paid for the period ended May 31, 2012.

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-888-885-8225. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

			Number of
			Portfolios in	Other
	Term of		the Fund	Directorships
Name, Address, Year of	Office[c] and		Complex	Held During the
Birth and Position(s) held	Length of	Principal Occupation During the Past Five Years	Overseen by	Past Five Years
with Trust	Time Served	and Other Affiliations	Trustee	by Trustee
“Independent” Trustees:
Charles H. Miller[a] (Born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997- present)	50	None
Ashley Toomey Rabun[a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present)	50	None
William H. Young[a] (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996- present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983- 1996)	50	None
Interested Trustees:
John P. Zader a† (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006)	50	None
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006)	50	Advisors Series Trust (1997 to 2007).

24

Jubak Global Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006)	N/A	N/A
Joy Ausili[b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006)	N/A	N/A
Terrance P. Gallagher, CPA, JDb[a] (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998)	N/A	N/A
Robert Tuszynski[a] (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008)	N/A	N/A
Todd Cipperman[b] (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present)	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740.

Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.

c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a. Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

25

Jubak Global Equity Fund
EXPENSE EXAMPLE
For the Six Months Ended May 31, 2012 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 12/1/11 to 5/31/12.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	12/1/11	5/31/12	12/1/11 – 5/31/12

Actual Performance	$1,000.00	$946.70	$8.04
Hypothetical (5% annual return before expenses)	1,000.00	1,016.74	8.33

* Expenses are equal to the Fund’s annualized expense ratio of 1.65% multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Jubak Global Equity Fund

a series of the Investment Managers Series Trust

Investment Advisor

Jubak Asset Management, LLC

9 W. 57th Street, 26th Floor

New York, NY 10019

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration Corporation

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

803 West Michigan Street

Milwaukee, Wisconsin 53233-2301

Distributor

Grand Distribution Services, LLC

803 West Michigan Street

Milwaukee, Wisconsin 53233-2301

29

FUND INFORMATION

	TICKER	CUSIP
Jubak Global Equity Fund	JUBAX	461 418 691

Privacy Principles of the Jubak Global Equity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Jubak Global Equity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 88JUBAK (58225) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 88JUBAK (58225) or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov or by calling the Fund at (888) 88JUBAK (58225). The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Jubak Global Equity Fund

c/o UMB Fund Services, Inc.

803 West Michigan Street

Milwaukee, WI 53233

Toll Free: 1-888-88JUBAK (58225)

30

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-885-8225.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2012	FYE 5/31/2011
Audit Fees	$12,500	12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2012	FYE 5/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 5/31/2012	FYE 5/31/2011
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	8/3/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	8/3/12

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	8/3/12